Exhibit 10.12

Ampio Pharmaceuticals, Inc.

as subscriber

April 16, 2015

ROSEWIND CORPORATION

16200 WCR 18E, LOVELAND, CO 80537 PHONE 970-635-0346

SUBSCRIPTION AGREEMENT FOR COMMON SHARES

The undersigned hereby subscribes for 57,970,000 shares of common stock, no par value (the “Shares”) of Rosewind Corporation, a corporation organized under the laws of the State of Colorado (the “Company”), for $0.3795 per share (the “Share Price”) and agrees to pay the Consideration (as defined below) for the Shares upon acceptance by the Company of this subscription. The Company shall issue a Certificate for the Shares to the undersigned as fully paid and non-assessable.

1. The undersigned represents and warrants as follows:

(a) The Shares are being acquired by the undersigned for the undersigned’s own account and not on behalf of any other person. The Shares are being acquired for investment purposes only and not for distribution.

(b) The undersigned has been given the opportunity to review (and to have the undersigned’s attorney, accountant, and/or financial advisor review) the Company’s Annual Report on Form 10-K together with its Articles of Incorporation and Bylaws as filed with the U.S. Securities and Exchange Commission (“SEC”), and are available for viewing and copying on the SEC’s website: www.sec.gov.

(c) The undersigned has been given the opportunity to discuss the business, financial condition, and affairs of the Company with its management. The undersigned has reviewed this information and its contemplated investment with its legal, investment, financial, and tax and accounting advisors to the extent the undersigned deems such review necessary. As a result, the undersigned is cognizant of the financial condition, capitalization, and proposed operations and financing of the Company, and the undersigned has available full information concerning its affairs and has been able to evaluate the merits and risks of the investment in the Shares.

(d) The undersigned understands the special risks of an investment in the Shares, in particular, those special risks due to its lack of operating history, and due to its limited capitalization.

(e) The undersigned acknowledges that an investment in the Shares is one of high risk and is suitable only for investors who can withstand the risk of loss of their entire investment. The undersigned further acknowledges that it will only make an investment in the Shares after having completed its own due diligence investigation and after consulting with its own legal, financial and investment advisors to the extent the undersigned deems appropriate.

(f) The undersigned acknowledges and understands that there is currently only a limited market for the Shares.

(g) The Company has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Company’s behalf concerning the terms and conditions of this transaction and the undersigned also has been given the opportunity to obtain any additional information regarding the Company which the Company possesses or can acquire without unreasonable effort or expense.

(h) The undersigned acknowledges and represents that it is a knowledgeable investor who can fend for itself and has adequate means to make the investment in the Shares; and that, in connection with the purchase of the Shares, it has obtained investment advice from outside sources, including its investment adviser and private attorney and/or accountant as it deemed necessary to make an informed investment decision.

(i) The undersigned is not a member of the National Association of Securities Dealers, Inc., nor affiliated with an NASD member broker-dealer firm.

2. As consideration for the issuance by the Company of the Shares to the undersigned pursuant to this Subscription Agreement, the undersigned shall, as of the date hereof (collectively, the “Consideration”):

(a) issue to the Company a promissory note in the principal amount of $10,000,000, in substantially the form attached hereto as Exhibit A;

(b) cancel the outstanding principal amount of the indebtedness of Luoxis Diagnostics, Inc. (“Luoxis”), a majority-owned subsidiary of the undersigned to be merged with and into a subsidiary of the Company on or about the date hereof, to the undersigned pursuant to that certain Intercompany Loan Agreement dated as of March 6, 2014 by and between the undersigned and Luoxis, which outstanding principal amount of is $8,000,000 as of the date hereof; and

(c) cancel the outstanding principal amount of the indebtedness of Vyrix Pharmaceuticals, Inc. (“Vyrix”), a wholly-owned subsidiary of the undersigned to be merged with and into a subsidiary of the Company on or about the date hereof, to the undersigned pursuant to that certain Intercompany Loan Agreement dated as of November 18, 2013 by and between the undersigned and Vyrix, which outstanding principal amount is $4,000,000 as of the date hereof.

3. This Subscription may be amended or modified only in writing signed by the undersigned and the Company. No evidence shall be admissible in any court concerning any alleged oral amendment hereof.

4. This Subscription binds and inures to the benefit of the successors and assigns of the undersigned.

5. This Subscription is made under, shall be construed in accordance with and shall be governed by the laws of the State of Colorado.

6. The undersigned acknowledges that the Company is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws and that the sale of the Shares by the Company will be based upon its representations and warranties set forth herein and the statements made by it herein.

[Signature page follows]

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence the undersigned’s subscription to purchase the Shares as of the date first set forth above.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Gregory A. Gould
Gregory A. Gould Chief Financial Officer

ACCEPTED AND AGREED BY:

ROSEWIND CORPORATION

By:	/s/ James B. Wiegand
James B. Wiegand
President

[Signature Page to Subscription for Common Shares]

Exhibit A

Form of Promissory Note

PROMISSORY NOTE

$10,000,000	April 16, 2015

FOR VALUE RECEIVED, Ampio Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of Rosewind Corporation, a Colorado corporation (“Lender”), Lender’s successors, endorsees and assigns, the principal amount of $10,000,000 plus interest from and including the date hereof on the principal balance from time to time outstanding, computed daily, at a rate per annum equal to the greater of (i) four-tenths of one percent (0.4%) and (ii) any other minimum rate of interest required by applicable rules and regulations of the Internal Revenue Service, on or before April 16, 2016 (the “Maturity Date”). Interest shall be calculated on the basis of the actual number of days elapsed over a year of 365 days.

This Promissory Note (this “Note”) will be registered on the books of the Company or its agent as to principal and interest. Any transfer of this Note will be effected only by surrender of this Note to the Company and reissuance of a new note to the transferee. This Note may be prepaid in whole or in part at any time, without premium or penalty. This Note is a general unsecured obligation of the Company. This Note is prepayable, in whole or in part, at any time and from time to time, without penalty.

The Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note. The Company shall pay all costs of collection when incurred, including reasonable attorneys’ fees, costs and expenses.

In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

This Note may only be amended, modified or terminated by an agreement in writing signed by the party to be charged. This Note shall be binding upon the successors and assigns of the Company and inure to the benefit of the Lender and his permitted successors, endorsees and assigns. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York.

EXECUTED as of the date set forth above.

AMPIO PHARMACEUTICALS, INC.

By:
Gregory A. Gould Chief Financial Officer